UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 2, 2024

bioAffinity Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41463	46-5211056
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3300 Nacogdoches Road, Suite 216

San Antonio, Texas 78217

(Address of principal executive offices, including zip code)

(210) 698-5334

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value $0.007 per share	BIAF	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Warrants to purchase Common Stock	BIAFW	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the 2024 Special Meeting of Stockholders (the “2024 Special Meeting”) of bioAffinity Technologies, Inc. (the “Company”) held on October 2, 2024, the Company’s stockholders voted on two proposals, each of which is listed below and described in more detail in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on September 5, 2024 (the “Proxy Statement”). With respect to each proposal, holders of the Company’s common stock, par value $0.007 per share (the “Common Stock”), were entitled to cast one vote per share of Common Stock held as of the close of business on the record date of August 30, 2024 (the “Record Date”). On the Record Date there were 13,490,273 shares of the Company’s Common Stock issued and outstanding and entitled to vote at the 2024 Special Meeting.

The following are the final results of voting on each of the proposals presented at the 2024 Special Meeting:

Proposal No. 1: Issuance of Shares of Common Stock Upon Exercise of Warrants

The Company’s stockholders approved the issuance of up to an aggregate of 1,801,944 shares of Common Stock upon the exercise of Common Stock purchase warrants issued to institutional investors and designees of the placement agent in connection with the Company’s registered direct offering and concurrent private placement offering and the Company’s warrant inducement transaction.

Votes For	Votes Against	Abstentions	Broker Non-Votes
7,181,952	224,865	146,838	0

Proposal No. 2: Adjournment of the 2024 Special Meeting

The Company’s stockholders approved the adjournment of the 2024 Special Meeting to a later date, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of Proposal No. 1. However, such an adjournment was not necessary in light of the approval of Proposal No. 1 at the 2024 Special Meeting.

Votes For	Votes Against	Abstentions	Broker Non-Votes
7,093,892	225,886	233,277	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 7, 2024	BIOAFFINITY TECHNOLOGIES, INC.
(Registrant)

	By:	/s/ Maria Zannes
	Name:	Maria Zannes
	Title:	President and Chief Executive Officer